                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 1, 2005
                                                           ------------

                         Commission File Number 0-31014
                                                -------

                               HEALTHEXTRAS, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                               52-2181356
  (STATE OF OTHER JURISDICTION OF                   (IRS EMPLOYER
           INCORPORATION)                           IDENTIFICATION NO.)

                             800 KING FARM BOULEVARD
                            ROCKVILLE, MARYLAND 20850
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (301) 548-2900
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
-----------------------------------------------------

(i) On July 1, 2005, the Registrant entered into new employment agreements with David T. Blair, Chief Executive Officer, Michael P. Donovan, Chief Financial Officer, and Nick Grujich, Executive Vice President and Chief Operating Officer of the Registrant. Mr. Blair is the son of Thomas L. Blair, a member of the Board of Directors and a significant stockholder of the Registrant. The employment agreements are for three year terms commencing on July 1, 2005 and provide for initial annual base salaries for Messrs. Blair, Donovan and Grujich of $350,000, $280,000 and $237,500, respectively. In addition to base salary, the employment agreements provide for, among other things, eligibility for a discretionary incentive cash bonus, participation by the executives in employee benefit plans maintained generally for employees as well as those maintained for other senior executives, an automobile allowance and other fringe benefits and reimbursement for reasonable expenses incurred in performance of the executive's duties.

         Upon an executive's termination for cause or upon the executive's voluntary termination, the executive shall be entitled only to such compensation and benefits as shall have accrued through the date of the executive's termination or resignation, as the case may be. In the event that an executive's employment is terminated by the Registrant without cause or by the executive for good reason, as defined in the agreement and including death or permanent disability, then the executive shall receive payment of his base salary, automobile allowance and continuation of health benefits for the longer of the remaining term of the agreement or twelve months, and any earned but unpaid incentive bonus and other benefits to which the executive is entitled under employee benefit plans. In the event of a termination of an executive's employment without cause by the Registrant or for good reason by the executive, as defined in the agreement, within 18 months after a change in control of the Registrant, as defined in the agreement, the executive shall be entitled to the benefits he would receive upon such termination generally, except that in lieu of the amount for base salary, the executive shall be entitled to two times the executive's base salary. However, if payments to an executive after a change in control would be subject to the payment of an excise tax as a "golden parachute" payment, the amounts payable under the agreement will be reduced to an amount not subject to such excise tax. The executive also will be subject to a Confidentiality and Non-Competition Addendum pursuant to which, among other things, for two years after the termination of his employment, he will not solicit in any manner any business of the type performed by the Registrant from clients of the Registrant.

         Under the agreements, a change in control is defined to include the following events: (i) individuals who are considered "Incumbent Directors" cease within any twenty-four month period to constitute at least a majority of the Board of Directors of the Company; (ii) any person is or becomes a beneficial owner, directly or indirectly, of securities representing 35% of the combined voting power of the Company's then outstanding voting securities unless such person's acquisition of 35% or more of such securities is approved in advance by a majority of the Incumbent Board or certain other limited exceptions apply; (iii) consummation of a merger or similar business combination requiring shareholder approval unless 50% or more of the total voting power of the surviving corporation (or at least 90% of the voting securities of a parent corporation that owns at least 90% of the voting securities of such surviving corporation), are held essentially in the same proportion by the holders of Company securities immediately prior to such business combination; (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company's assets; or (v) the occurrence of any other event that the Board determines constitutes a change in control. Incumbent Directors are directors who were directors of the Company as of June 7, 2005 and certain other directors whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board.

         "Good reason" for an executive to terminate his employment under the agreement includes, in addition to death and permanent disability, assignment to the executive of any duties inconsistent with executive's position and the failure by the Company to honor the terms of the agreement, other than certain minor actions contrary to the agreement. In addition, after a change in control, good reason also includes (i) any requirement that executive be based more than fifty miles from the executive's primary office location and more than fifty miles from the executive's principal residence at the time of the change in control or travel substantially more frequent than prior to the change in control and (ii) failure to continue to provide executive benefits substantially equivalent to those provided prior to the change in control.

(ii) In addition, on July 1, 2005, the Registrant granted awards of stock under the 2003 HealthExtras, Inc. Equity Incentive Plan (the "Equity Incentive Plan") as follows: (a) 60,000 shares to David T. Blair, Chief Executive Officer, (b) 30,000 shares to Michael P. Donovan, Chief Financial Officer, and (c) 30,000 shares to Kevin C. Hooks, Executive Vice President and President of CatalystRx, the Registrant's wholly owned subsidiary.

         The awards vest in equal annual installments on July 1, 2006, 2007 and 2008 and are subject to Award Agreements substantially in the form attached as exhibit 10.1 hereto, as well as the Equity Incentive Plan.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------

(a)   Financial statements of business acquired:   Not Applicable

(b)   Pro forma financial information:             Not Applicable

(c)   Exhibits:


EXHIBIT NO.         DESCRIPTION
-----------         -----------

10.1 Form of Restricted Stock Award Agreement under 2003 HealthExtras, Inc. Equity Incentive Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEALTHEXTRAS, INC.

Dated: July 8, 2005                       By: /s/ Thomas M. Farah
                                              ---------------------------------
                                              Thomas M. Farah
                                              Secretary and General Counsel